EXHIBIT n

             Other Opinions - Consents of Independent Auditors and
                 Independent Registered Public Accounting Firms

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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 6 to Registration Statement No. 333-36220 of Carillon Life Account on Form N-6 of our report dated March 28, 2007, on the statutory financial statements of The Union Central Life Insurance Company, appearing in the Statement of Additional Information, included in Post-Effective Amendment No. 6 to Registration Statement No. 333-116386, and to the reference to us under the heading "Independent Auditors and Independent Registered Public Accounting Firms" in the Statement of Additional Information, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
September 5, 2007


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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 6 to Registration Statement No. 333-36220 of Carillon Life Account on Form N-6 of our report dated March 28, 2007, on the financial statements of the subaccounts of Carillon Life Account, appearing in the Statement of Additional Information, included in Post-Effective Amendment No. 6 to Registration Statement No. 333-116386, and to the reference to us under the heading "Independent Auditors and Independent Registered Public Accounting Firms" in the Statement of Additional Information, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
September 5, 2007





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            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Auditors and Independent Registered Public Accounting Firms" and to the use of our reports, incorporated by reference, pertaining to the statutory-basis financial statements of The Union Central Life Insurance Company and the financial statements of Carillon Life Account dated February 3, 2006 and March 31, 2006, respectively, in Post-Effective Amendment No. 6 to the Registration Statement (Form N-6 No. 333-36220) and related Prospectus and Statement of Additional Information of Carillon Life Account for the registration of its "Executive Edge" Individual Flexible Premium Variable Universal Life Insurance Policies.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
September 4, 2007